UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 29, 2024

TARSUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39614	81-4717861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15440 Laguna Canyon Road, Suite 160
Irvine, CA 92618
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 409-9820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TARS	The Nasdaq Global Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On February 29, 2024, Tarsus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, BofA Securities, Inc. and Guggenheim Securities, LLC, acting as representatives of the underwriters named in the Underwriting Agreement (the “Underwriters”), relating to the sale of 2,812,500 shares of the Company’s common stock, par value $0.0001 per share, and, in lieu of common stock to a certain investor, pre-funded warrants to purchase 312,500 shares of its common stock (the “Offering”). The price to the public in the Offering is $32.00 per share and $31.9999 per pre-funded warrant, which is the price to the public of each share of common stock sold in the Offering, minus the $0.0001 exercise price per pre-funded warrant. The exercise price of each pre-funded warrant will equal $0.0001 per share and each pre-funded warrant will be exercisable from the date of issuance until fully exercised, subject to an ownership limitation. Pursuant to the Underwriting Agreement, the Underwriters have agreed to purchase the shares and the pre-funded warrants from the Company pursuant to the Underwriting Agreement at a price of $30.08 per share and a price of $30.0799 per pre-funded warrant, respectively. Under the terms of the Underwriting Agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 468,750 shares. The net proceeds to the Company from the Offering are expected to be approximately $93.7 million, after deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company, assuming no exercise by the Underwriters of their option to purchase additional shares of common stock. The transactions contemplated by the Underwriting Agreement are expected to close on March 5, 2024, subject to the satisfaction of customary closing conditions.

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3, filed with the Securities and Exchange Commission (“SEC”) on February 29, 2024, which became automatically effective upon filing (File No. 333-277523) and the prospectus included therein (the “Registration Statement”), a preliminary prospectus supplement, dated February 29, 2024, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), and a final prospectus supplement, dated February 29, 2024, filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. Copies of the Underwriting Agreement and the form of pre-funded warrant are filed as Exhibit 1.1 and Exhibit 4.1 to this Current Report, respectively, and are incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement and the form of pre-funded warrant is qualified in its entirety by such exhibits hereto.

The Underwriting Agreement is attached hereto as an exhibit to provide interested persons with information regarding its terms, but is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement as of specific dates indicated therein, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

The legal opinion, including the related consent, of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP relating to the legality of the issuance and sale of the securities in the Offering is filed as Exhibit 5.1 to this Current Report.

This Current Report contains forward-looking statements that involve risk and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of net proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s SEC filings.

Item 8.01	Other Events.

On February 29, 2024, the Company issued a press release to announce a proposed offering of $100.0 million of shares and pre-funded warrants pursuant to the Registration Statement (the “Offering Press Release”). A copy of the Offering Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 29, 2024, the Company also issued a press release to announce that it had priced a $100.0 million offering (the “Pricing Press Release”). A copy of the Pricing Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 29, 2024, by and among the Company, Goldman Sachs & Co. LLC, BofA Securities, Inc. and Guggenheim Securities, LLC.

4.1	Form of Pre-Funded Warrant

5.1	Opinion and Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP.

23.1	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP (included in Exhibit 5.1).

99.1	Press release issued by the Company, dated February 29, 2024, titled “Tarsus Announces Proposed $100.0 Million Public Offering”.

99.2	Press release issued by the Company, dated February 29, 2024, titled “Tarsus Announces Pricing of $100.0 Million Public Offering”.

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2024	Tarsus Pharmaceuticals, Inc.

	By:	/s/ Jeffrey S. Farrow
Jeffrey S. Farrow
Chief Financial Officer and Chief Strategy Officer
(Principal Financial Officer and Principal Accounting Officer)